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		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				   FORM 8-K


				 CURRENT REPORT

		     Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 30, 2002 (May 17, 2002)
						  ---------------------------

Commission File Number 0-5544

			     OHIO CASUALTY CORPORATION
	     (Exact name of registrant as specified in its charter)

				       OHIO
	  (State or other jurisdiction of incorporation or organization)

				    31-0783294
		       (I.R.S. Employer Identification No.)

			 9450 Seward Road, Fairfield, Ohio
		     (Address of principal executive offices)

				      45014
				    (Zip Code)

				  (513) 603-2400
			  (Registrant's telephone number)


				  Not Applicable
	    (Former name or former address, if changed since last report)




			     Exhibit Index - Page 3

				Page 1 of 3 Pages
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ITEM 5.  Other Events
------   ------------

On May 17, 2002, Ohio Casualty Corporation filed with the Securities and Exchange Commission a Registration Statement on Form S-3 registering its currently outstanding convertible notes due 2022.

A copy of the press release issued by Ohio Casualty Corporation on May 17, 2002, announcing the filing of Form S-3 is attached hereto as Exhibit 99 and is incorporated herein by reference.



ITEM 7.  Financial Statements and Exhibits
------   ---------------------------------

	 Exhibit No.     Description
	 -----------     -----------

	     99 Press release dated May 17, 2002, announcing Ohio Casualty Corporation's filing of Form S-3 related to outstanding convertible notes due 2022.




				 SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				      OHIO CASUALTY CORPORATION
				      ---------------------------------------
					    (Registrant)




May 30, 2002                          /s/ Debra K. Crane
				      ---------------------------------------
				      Debra K. Crane, Senior Vice President,
				      General Counsel and Secretary




			       Page 2 of 3 Pages

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				EXHIBIT INDEX
				-------------


			  Current Report on Form 8-K
			      Dated May 30, 2002


Exhibit No.         Description
----------          -----------

    99 Press release dated May 17, 2002, announcing Ohio Casualty Corporation's filing of Form S-3 related to outstanding convertible notes due 2022.









			      Page 3 of 3 Pages